UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2011

WILLIS GROUP HOLDINGS PUBLIC
LIMITED COMPANY
(Exact name of registrant as specified in its charter)

Ireland
(Jurisdiction of incorporation or organization)

001-16503	98-035287
(Commission file number)	(I.R.S. Employer Identification No.)

c/o Willis Group Limited
51 Lime Street, London EC3M 7DQ, England and Wales
(Address of principal executive offices)

(011) 44-20-7488-8111
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On March 14, 2011, Willis Group Holdings Public Limited Company (the “Company”) and Willis Netherlands Holdings B.V., Willis Investment Holdings UK Limited, TA I Limited, Trinity Acquisition plc, Willis Group Limited and Willis North America Inc. (collectively, the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as the representatives of the several underwriters named therein (the “Underwriters”), in connection with the offer and sale of $300 million aggregate principal amount of the Company’s 4.125% Senior Notes due 2016 (the “2016 Notes”) and $500 million aggregate principal amount of the Company’s 5.750% Senior Notes due 2021 (the “2021 Notes” and together with the 2016 Notes, the “Notes”).
On March 17, 2011, the Company completed the offering of the Notes. The Notes were sold in a public offering pursuant to a registration statement on Form S-3 (File No. 333 -160129) and a related prospectus and prospectus supplement filed with the Securities and Exchange Commission. The Notes were issued pursuant to a base indenture (the “Indenture”) dated March 17, 2011 among the Company, the Guarantors and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by the first supplemental indenture dated as of March 17, 2011 between the Company, the Guarantors and the Trustee (the “First Supplemental Indenture”).
The 2016 Notes and the 2021 Notes will mature on March 15, 2016 and March 15, 2021, respectively. Interest accrues on the Notes from March 17, 2011 and will be paid in cash on March 15 and September 15 of each year, commencing September 15, 2011. The Notes are fully and unconditionally guaranteed on a joint and several basis by the Guarantors (the “Guarantees”). The Notes are senior unsecured obligations of the Company and rank equally with all of the Company’s existing and future unsubordinated and unsecured senior debt and rank equally with the Company’s guarantees of Willis North America’s 5.625% senior notes due 2015, 6.200% senior notes due 2017 and 7.000% senior notes due 2019, Trinity Acquisition plc’s 12.875% senior notes due 2016 (the “12.875% Notes”) and any debt under the Company’s senior credit facilities. The Notes will be senior in right of payment to all of the Company’s future subordinated debt and will be effectively subordinated to all of the Company’s future secured debt to the extent of the value of the assets securing such debt.
The Company may redeem the Notes prior to maturity in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable treasury rate plus 35 basis points with respect to such a redemption of the 2016 Notes and 40 basis points with respect to such a redemption of the 2021 Notes.
The Company received net proceeds, after underwriting discounts and expenses, of approximately $794 million, which the Company intends to use to repurchase and/or redeem all of Trinity Acquisition plc’s outstanding 12.875% Notes. Any remaining proceeds will be used for general corporate purposes. The foregoing disclosure of the Underwriting Agreement, the Indenture and the First Supplemental Indenture is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the First Supplemental Indenture. The Underwriting Agreement, the Indenture and the First Supplemental Indenture have been filed as Exhibit 1.1, 4.1 and 4.2 hereto, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 concerning the Company’s direct financial obligation is incorporated herein by reference.

Item 8.01	Other Events
In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes and the Guarantees. Such opinion is incorporated by reference into the Registration Statement.

In connection with the offering of the Notes, the Company is filing the Computation of Ratio of Earnings to Fixed Charges under Exhibit 12.1 to this Current Report on Form 8-K.
On March 14, 2011, the Company issued a press release announcing the pricing terms of the offering of the Notes. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description
1.1
Underwriting Agreement, dated as of March 17, 2011, among Willis Group Holdings Public Limited Company, Willis Netherlands Holdings B.V., Willis Investment Holdings UK Limited, TA I Limited, Trinity Acquisition plc, Willis Group Limited, Willis North America Inc. and Barclays Capital Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, in their capacity as representatives of the several underwriters.

4.1
Indenture, dated as of March 17, 2011, among Willis Group Holdings Public Limited Company, as issuer, Willis Netherlands Holdings B.V., Willis Investment Holdings UK Limited, TA I Limited, Trinity Acquisition plc, Willis Group Limited and Willis North America Inc., as guarantors, and The Bank of New York Mellon, as trustee.

4.2
First Supplemental Indenture, dated as of March 17, 2011, among Willis Group Holdings Public Limited Company, as issuer, Willis Netherlands Holdings B.V., Willis Investment Holdings UK Limited, TA I Limited, Trinity Acquisition plc, Willis Group Limited and Willis North America Inc., as guarantors, and The Bank of New York Mellon, as trustee.

5.1	Opinion of Weil, Gotshal & Manges LLP.
12.1	Computation of Ratio of Earnings to Fixed Charges.
99.1	Willis Group Holdings Public Limited Company Press Release issued March 14, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY
Date: March 17, 2011	By:	/s/ Adam G. Ciongoli
Adam G. Ciongoli
Group General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description
1.1
Underwriting Agreement, dated as of March 17, 2011, among Willis Group Holdings Public Limited Company, Willis Netherlands Holdings B.V., Willis Investment Holdings UK Limited, TA I Limited, Trinity Acquisition plc, Willis Group Limited, Willis North America Inc. and Barclays Capital Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, in their capacity as representatives of the several underwriters.

4.1
Indenture, dated as of March 17, 2011, among Willis Group Holdings Public Limited Company, as issuer, Willis Netherlands Holdings B.V., Willis Investment Holdings UK Limited, TA I Limited, Trinity Acquisition plc, Willis Group Limited and Willis North America Inc., as guarantors, and The Bank of New York Mellon, as trustee.

4.2
First Supplemental Indenture, dated as of March 17, 2011, among Willis Group Holdings Public Limited Company, as issuer, Willis Netherlands Holdings B.V., Willis Investment Holdings UK Limited, TA I Limited, Trinity Acquisition plc, Willis Group Limited and Willis North America Inc., as guarantors, and The Bank of New York Mellon, as trustee.

5.1	Opinion of Weil, Gotshal & Manges LLP.
12.1	Computation of Ratio of Earnings to Fixed Charges.
99.1	Willis Group Holdings Public Limited Company Press Release issued March 14, 2011.

5